PIONEER
                             -----------------------
                                      REAL
                                     ESTATE
                                     SHARES

                                     Annual
                                     Report

                                    12/31/02

                                     [LOGO]

Table of Contents
--------------------------------------------------------------------------------

Letter from the President                          1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    7
Schedule of Investments                           11
Financial Statements                              13
Notes to Financial Statements                     21
Report of Independent Auditors                    28
Trustees, Officers and Service Providers          29
Retirement Plans from Pioneer                     34
Programs and Services for Pioneer Shareowners     36

Pioneer Real Estate Shares
LETTER FROM THE PRESIDENT 12/31/02

Dear Shareowners,
--------------------------------------------------------------------------------
This year marks the 75th anniversary of Pioneer's founding and the establishment of Pioneer Fund. When we first opened for business in 1928, Calvin Coolidge was president and there were 48 states, not 50. At 120 million people, the U.S. population was less than half its current size. The nation's economic output, now measured in trillions of dollars, stood then at $97 billion. Both the depression of the 1930s and World War II lay in the future, as did the post-war economic resurgence and the baby boom. Other wars followed, in Korea, Vietnam and the Persian Gulf, interspersed with recessions, recoveries and the inevitable market cycles.

In fact, Pioneer has been serving investors for nearly one-third of our nation's history. As one of the companies that created the mutual fund industry, we were among the first to make a professionally managed, diversified stock portfolio available to individual investors, conveniently and at low cost. Today, we offer dozens of investment choices along with retirement programs for individuals and businesses. Our funds are designed to suit investors whose comfort levels vary widely, whether their goals are immediate income, long-term growth or some combination of the two.

Like the country, Pioneer has grown tremendously since the 1920s. Two years ago we became a subsidiary of UniCredito Italiano S.p.A., one of Europe's largest and most successful banking groups. As a result, our ability to serve our shareowners now includes access to global asset management expertise with multi-national operations and a significant presence in eight countries. Pioneer Global Asset Management S.p.A. and its subsidiaries manage approximately $108 billion (as of December 31, 2002) under the name Pioneer Investments[RegTM], including $18.5 billion for U.S. investors.

We credit this impressive growth to three key factors. First, our investment approach has always relied on solid, fundamental research into the companies we invest in. Second, we consistently adhere to our core principle of looking for the most attractively valued securities. Finally, we owe our success in large measure to the thousands of investment professionals who recommend Pioneer funds to their clients. These professionals know that mutual funds built around Pioneer's disciplined, research-based approach may be appropriate for many investors.

Looking ahead, we believe that the U.S. economy will soon come out of its doldrums. But no matter what happens in the upcoming months, remember that your investment professional is trained to guide you in creating an appropriate portfolio, one that's designed to help move you closer to your financial goals.


All of us at Pioneer thank you for your continued business.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

Pioneer Real Estate Shares
PORTFOLIO SUMMARY 12/31/02

 Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

     [THE FOLLOWING WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks            94.6%
Temporary Cash Investment      5.4%

 Sector Diversification
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

     [THE FOLLOWING WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Manufactured Homes                      2%
Self Storage                            5%
Industrial                              8%
Hotel                                   8%
Diversified                            11%
Apartment                              20%
Office                                 22%
Retail                                 24%

 10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

  1.     Equity Office Properties Trust         7.30%     6.    Starwood Hotels & Resorts          3.85%
  2.     Simon Property Group, Inc.             5.56      7.    Apartment Investment &             3.68
                                                                Management Co.
  3.     General Growth Properties, Inc.        4.28      8.    Archstone Communities Trust        3.68
  4.     ProLogis Trust                         4.17      9.    Vornado Realty Trust               3.20
  5.     Equity Residential Property            3.92     10.    Public Storage, Inc.               3.10
         Trust

Fund holdings will vary for other periods.

Pioneer Real Estate Shares
PERFORMANCE UPDATE 12/31/02                                       CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value per Share   12/31/02   12/31/01
                            $15.30     $15.38

Distributions per Share   Income      Short-Term      Long-Term
(1/1/02 - 12/31/02)       Dividends   Capital Gains   Capital Gains
                          $0.6450     $ -             $ -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares at public offering price, compared to that of the Wilshire Real Estate Securities Index and of the Standard & Poor's (S&P) 500 Index. Pioneer believes the Wilshire Real Estate Securities Index is more representative of the Fund's holdings than the S&P 500 Index, and the Fund will compare its performance only to this index in the future.

                          Average Annual Total Returns
                            (As of December 31, 2002)

                   Net Asset    Public Offering
Period               Value          Price*

Life-of-Class
(10/25/93)           7.50%           6.81%
5 Years              1.94            0.73
1 Year               3.58           -2.35

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

   [THE FOLLOWING WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                          Value of $10,000 Investment+

                Pioneer Real                               Wilshire Real
Date           Estate Shares*       S&P 500           Estate Securities Index

10/31/1993         $ 9,425          $10,000                  $10,000
                   $ 9,184          $10,037                  $ 9,553
12/31/1994         $ 9,206          $10,175                  $ 9,709
                   $10,321          $13,985                  $11,034
12/31/1996         $14,083          $17,186                  $15,103
                   $16,863          $22,914                  $18,093
12/31/1998         $13,528          $29,449                  $14,941
                   $12,892          $35,632                  $14,464
12/31/2000         $16,669          $32,388                  $18,910
                   $17,914          $28,554                  $20,887
12/31/2002         $18,561          $22,257                  $21,425

+ Index comparisons begin 10/31/93. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of (equity and hybrid) REITs and real estate operating companies, and its returns are calculated monthly. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and risks related to an individual property.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Real Estate Shares
PERFORMANCE UPDATE 12/31/02                                       CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value per Share   12/31/02   12/31/01
                            $15.17     $15.25

Distributions per Share   Income      Short-Term      Long-Term
(1/1/02 - 12/31/02)       Dividends   Capital Gains   Capital Gains
                          $0.5260     $ -             $ -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares, compared to that of the Wilshire Real Estate Securities Index and of the Standard & Poor's (S&P) 500 Index. Pioneer believes the Wilshire Real Estate Securities Index is more representative of the Fund's holdings than the S&P 500 Index, and the Fund will compare its performance only to this index in the future.

      Average Annual Total Returns
       (As of December 31, 2002)

                   If          If
 Period           Held      Redeemed*
 Life-of-Class
 (1/31/96)        7.94%        7.94%
 5 Years          1.15         0.99
 1 Year           2.84        -1.14

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

   [THE FOLLOWING WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                           Value of $10,000 Investment

                Pioneer Real                               Wilshire Real
Date           Estate Shares*       S&P 500           Estate Securities Index

1/31/1996          $10,000          $10,000                  $10,000
                   $13,481          $11,902                  $13,501
12/31/1997         $16,023          $15,868                  $16,174
                   $12,761          $20,393                  $13,356
12/31/1999         $12,065          $24,675                  $12,930
                   $15,504          $22,429                  $16,904
12/31/2001         $16,499          $19,773                  $18,671
12/31/2002         $16,968          $15,416                  $19,152

The Wilshire Real Estate Securities Index is a market capitalization-weighted measure of the performance of (equity and hybrid) REITs and real estate operating companies, and its returns are calculated monthly. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and risks related to an individual property.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Real Estate Shares
PERFORMANCE UPDATE 12/31/02                                       CLASS C SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value per Share   12/31/02   12/31/01
                            $15.20     $15.28

Distributions per Share   Income      Short-Term      Long-Term
(1/1/02 - 12/31/02)       Dividends   Capital Gains   Capital Gains
                          $0.5189     $ -             $ -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares at public offering price, compared to that of the Wilshire Real Estate Securities Index and of the Standard & Poor's (S&P) 500 Index. Pioneer believes the Wilshire Real Estate Securities Index is more representative of the Fund's holdings than the S&P 500 Index, and the Fund will compare its performance only to this index in the future.

         Average Annual Total Returns
           (As of December 31, 2002)

                 Net Asset          Public Offering
 Period           Value                Price/CDSC*
 Life-of-Class
 (1/31/96)        7.95%                   7.80%
 5 Years          1.17                    0.97
 1 Year           2.79                    1.79

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distribu- tions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

   [THE FOLLOWING WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                           Value of $10,000 Investment

                Pioneer Real                               Wilshire Real
Date           Estate Shares*       S&P 500           Estate Securities Index

1/31/1996          $ 9,900          $10,000                  $10,000
                   $13,344          $11,902                  $13,501
12/31/1997         $15,861          $15,868                  $16,174
                   $12,629          $20,393                  $13,356
12/31/1999         $11,945          $24,675                  $12,930
                   $15,341          $22,429                  $16,904
12/31/2001         $16,357          $19,773                  $18,671
12/31/2002         $16,814          $15,416                  $19,152

The Wilshire Real Estate Securities Index is a market capitalization-weighted measure of the performance of (equity and hybrid) REITs and real estate operating companies, and its returns are calculated monthly. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and risks related to an individual property.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Real Estate Shares
PERFORMANCE UPDATE 12/31/02                                       CLASS Y SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value per Share   12/31/02   12/31/01
                            $15.27     $15.35

Distributions per Share   Income      Short-Term      Long-Term
(1/1/02 - 12/31/02)       Dividends   Capital Gains   Capital Gains
                          $0.7408     $ -             $ -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares, compared to that of the Wilshire Real Estate Securities Index and of the Standard & Poor's (S&P) 500 Index. Pioneer believes the Wilshire Real Estate Securities Index is more representative of the Fund's holdings than the S&P 500 Index, and the Fund will compare its performance only to this index in the future.

     Average Annual Total Returns*
       (As of December 31, 2002)

                   If              If
 Period           Held          Redeemed*
 Life-of-Class
 (4/9/98)         2.88%            2.88%
 1 Year           4.21             4.21

* Assumes reinvestment of distributions.

   [THE FOLLOWING WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                          Value of $10,000 Investment+

                Pioneer Real                               Wilshire Real
Date           Estate Shares*       S&P 500           Estate Securities Index

4/30/1998          $10,000          $10,000                  $10,000
                   $ 8,391          $11,180                  $ 8,591
12/31/1999         $ 8,047          $13,527                  $ 8,317
                   $10,461          $12,296                  $10,873
12/31/2001         $11,298          $10,840                  $12,010
12/31/2002         $11,774          $ 8,452                  $12,319

+ Index comparisons begin 4/30/98. The Wilshire Real Estate Securities Index is a market capitalization weighted measure of the performance of (equity and hybrid) REITs and real estate operating companies, and its returns are calculated monthly. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and risks related to an individual property.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Real Estate Shares
PORTFOLIO MANAGEMENT DISCUSSION 12/31/02

Amidst great economic and geopolitical uncertainty, real estate stocks provided solid footing for investors during 2002. Of course, real estate investments experienced their own gyrations and deteriorating fundamentals, since they are not immune to the vagaries of the U.S. economy. However, the sector proved to be relatively resilient, providing one of the few safe harbors for the third year in a row. Furthermore, as portfolio manager Jeff Caira discusses in the following interview, the above-average income-producing ability of these stocks is adding to their appeal, as investors reevaluate their expectations for stock performance in 2003 and beyond.

Q: The Fund achieved solid double-digit performance for the first half of its fiscal year. Did this trend continue during the second half?

A: No, but it was still a positive year. The second half of the fiscal year proved to be a more challenging environment than the first, with many sub-sectors of the real estate market showing increasing vulnerability to the weaker U.S. economy. Furthermore, the price swings within and across many sub-sectors were dramatic, particularly in the hotel sector, where some REITs' stock prices doubled and then fell by half during the course of the fiscal year.

    For the year ended December 31, 2002, the Fund's Class A, B and C shares returned 3.58%, 2.84% and 2.79%, respectively, at net asset value. We think this is a considerable achievement when one considers that the S&P 500 Index returned -22.05%. The Fund outperformed its benchmark, the Wilshire Real Estate Securities Index, which rose 2.66% for the same period.

Q:  Why were hotel stocks so volatile?

A: When the fiscal year began, hotel stocks were in the midst of a rally, as room demand had been slowly but steadily improving from immediate post 9/11 levels. We thought that the improvement in room demand did not justify continued share price appreciation and kept the Fund's weighting slightly below that of the benchmark throughout the first quarter.

    Hotel stocks continued to rally into May, at which point, investors began to realize that the continued improvement in demand priced into the stocks had not occurred. Prices of hotel stocks began a steady retreat to more realistic levels for the balance of the fiscal

Pioneer Real Estate Shares
PORTFOLIO MANAGEMENT DISCUSSION 12/31/02                             (continued)

    year. As hotel stocks started falling in the early summer and throughout the autumn, we gradually increased our hotel positions, reducing, but not eliminating our underweighting. One of the Fund's holdings, MeriStar Hospitality Corporation, which owns over 100 hotels around the United States, illustrates the sector's roller coaster ride. This hotel REIT started the fiscal year at $14.20 a share, rose to a high of $18.50 on April 12 and fell to $6.60 by December 31, 2002.

Q: Did any of the Fund's other sub-sector weightings change measurably during the course of the fiscal year?

A: We aligned the property type weightings in the portfolio more closely in line with its benchmark, the Wilshire Real Estate Securities Index, to limit risk. In addition to keeping the hotel weighting below that of the benchmark, we lowered the Fund's exposure to apartment and office REITs, which are encountering lower earnings as a result of sluggish economic growth. Although we increased investments in retail REITs during the course of the fiscal year, which has been very beneficial for the Fund, the portfolio did hold a slightly underweighted position on December 31. We think it will become increasingly difficult for retail REITs to outperform as long as the retailers continue to struggle.

    The Fund's largest underweighted area (relative to its benchmark) is in the diversified sector, which consists of REIT companies that own multiple property types. While we have found value in a handful of REITs in this sector, we prefer to own REITs focused on a single sub sector of the real estate market. Experience has taught us that it is difficult for a diversified REIT to outperform in multiple property types over time.

Q:  Why have the Fund's retail holdings done so well in spite of the slowdown?

A: The portfolio's retail exposure is focused on publicly owned regional shopping center REITs, which we think own the best mall properties in the United States for four reasons: the retailers in these malls may be struggling to some degree in the current slowdown, but they are strategically located to attract the most shoppers and tend to have the highest sales per square foot; second, lease terms for mall tenants tend to run 20 years or longer, pro-

Pioneer Real Estate Shares

    viding stable cash flow for these REIT companies; third, consolidation is creating economies of scale and diversified portfolios with more properties and geographic locations; finally, we believe the sector began the fiscal year relatively undervalued, because retail tenants hadn't experienced valuation increases from the rent spikes typical of the office and apartment sectors. All these factors are contributing to a relatively favorable outlook for this segment of the retail sector in spite of difficulties experienced by the retailers.

Q: The weak economy and accounting irregularities have underscored the importance of investing in high-quality companies. How has the Fund benefited from this trend?

A: Investors' preference for high-quality investments was very positive for the prices of successful real estate investment trusts (REITs) comprising your portfolio. The Fund's history of focusing on high-quality companies is rooted in our belief that outstanding real estate companies with strong balance sheets, proven management experience and a focused business strategy will succeed in any market environment.

Q: Could you give a few examples of companies that exemplify this quality focus?

A: Certainly. Pan Pacific Retail Properties is a west coast-based retail REIT that rose 34% in 2002. This REIT is primarily focused on neighborhood shopping centers that tend to attract one-stop shoppers and include such recession-resistant businesses as grocery stores, pizza shops and barbershops. ProLogis Trust, one of the Fund's largest holdings, has been able to offset weakness in the U.S. real estate market with its extensive international operations in Europe - adding valuable diversification to the portfolio. This industrial REIT provides warehouse storage for finished goods or raw materials waiting to be shipped from a producer to a manufacturer.

Pioneer Real Estate Shares
PORTFOLIO MANAGEMENT DISCUSSION 12/31/02                          (continued)

Q:  What is your outlook?

A: Today, we're seeing a contrast between deteriorating fundamentals in the real estate industry and near-record dividend yield spreads. On December 31, 2002, U.S. equity REITs were generating an average yield of 7.10% versus 3.9% for 10-year U.S. Treasury notes. The spread differential between these two investments, a common measure of the income performance of REITs, was 320 basis points or 3.20 percentage points - well above the historical average. Given this margin, we're looking closely at REIT companies to make sure their dividends are secure. With the deteriorating economic fundamentals, we anticipate announcements of dividend cuts by real estate companies whose payout ratio exceeds their long-term cash flow.

    With REITs demonstrating relatively weak performance at the operating level, we would not be surprised to see the real estate industry undergo further deterioration as we enter 2003. By focusing on REITs that do not have a lot of new development, have core growth of existing assets and balance sheets, which enable them to take advantage of acquisition opportunities, we believe we will be in the best position to maintain positive performance in the new year.

    Real estate investments may be subject to special risks related to general and local economic conditions, and risks related to an individual property.

Pioneer Real Estate Shares
SCHEDULE OF INVESTMENTS 12/31/02

   Shares                                                   Value

              COMMON STOCKS - 94.6%
              Hotels, Restaurants & Leisure - 3.6%
              Hotels, Resorts & Cruise Lines - 3.6%
 132,000      Starwood Hotels & Resorts                 $3,133,680
                                                        ----------
              Total Hotels, Restaurants & Leisure       $3,133,680
                                                        ----------
              Real Estate - 91.0%
              Real Estate Investment Trusts - 87.7%
  20,000      Alexandria Real Estate Equities, Inc.     $  852,000
  68,000      AMB Property Corp.                         1,860,480
  80,000      Apartment Investment & Management Co.      2,998,400
 127,242      Archstone Communities Trust                2,995,277
  92,000      Arden Realty Group, Inc.                   2,037,800
  40,500      AvalonBay Communities, Inc.                1,585,170
  65,000      Boston Properties, Inc.                    2,395,900
  60,000      Brandywine Realty Trust                    1,308,600
  57,000      Camden Property Trust                      1,881,000
  36,000      Carramerica Realty Corp.                     901,800
  50,000      CBL & Associates Properties                2,002,500
  38,500      Chelsea Property Group, Inc.               1,282,435
  85,000      Duke Realty Investments, Inc.              2,163,250
 238,082      Equity Office Properties Trust             5,947,288
 130,000      Equity Residential Property Trust          3,195,400
  15,000      Essex Property Trust, Inc.                   762,750
  35,000      Federal Realty Investment Trust              984,200
   5,000      First Industrial Realty Trust, Inc.          140,000
  67,000      General Growth Properties, Inc.            3,484,000
  35,000      Home Properties of NY, Inc.                1,205,750
 275,050      Host Marriott Corp.*                       2,434,193
 100,000      Innkeepers USA Trust                         766,000
  67,000      Liberty Property Trust                     2,139,980
  48,900      Manufactured Home Communities, Inc.        1,448,907
 105,200      MeriStar Hospitality Corp.                   694,320
  48,300      Mills Corp.                                1,417,122
  60,000      Pan Pacific Retail Properties, Inc.        2,191,800
  77,000      Prentiss Properties Trust                  2,177,560
 135,000      ProLogis Trust                             3,395,250
  35,000      PS Business Parks, Inc.                    1,113,000
  78,000      Public Storage, Inc.                       2,520,180
   5,427      Public Storage, Inc. (Series A)              145,009
  50,000      Shurgard Storage Centers, Inc.             1,567,000

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares
SCHEDULE OF INVESTMENTS 12/31/02                                     (continued)

   Shares                                                        Value

              Real Estate Investment Trusts (continued)
  133,000     Simon Properties Group, Inc.                   $ 4,531,310
   45,000     SL Green Realty Corp.                            1,422,000
   66,700     Taubman Centers, Inc.                            1,082,541
   35,000     The Macerich Co.                                 1,076,250
  110,000     Trizec Properties, Inc.                          1,032,900
   90,000     United Dominion Realty Trust                     1,472,400
   70,000     Vornado Realty Trust                             2,604,000
   35,000     Weingarten Realty Investors                      1,290,100
                                                             -----------
                                                             $76,505,822
                                                             -----------
              Real Estate Management & Development - 3.3%
   90,000     Catellus Development Corp.*                    $ 1,786,500
                                                             -----------
              Total Real Estate                              $78,292,322
                                                             -----------
              TOTAL COMMON STOCKS
              (Cost $76,566,984)                             $81,426,002
                                                             -----------
              TEMPORARY CASH INVESTMENT - 5.4%
              Security Lending Collateral
4,650,530     Securities Lending Investment Fund, 1.33%      $ 4,650,530
                                                             -----------
              TOTAL TEMPORARY CASH INVESTMENT
              (Cost $4,650,530)                              $ 4,650,530
                                                             ===========
              TOTAL INVESTMENT IN SECURITIES AND
              TEMPORARY CASH INVESTMENT
              (Cost $80,779,279)(a)(b)                       $86,076,532
                                                             ===========

 * Non-income producing security.

(a)  At December 31, 2002, the net unrealized gain on investments based on cost for federal income tax purposes of $81,774,571 was as follows:
       Aggregate gross unrealized gain for all investments in which
         there is an excess of value over tax cost                                           $9,335,843
       Aggregate gross unrealized loss for all investments in which
         there is an excess of tax cost over value                                           (5,033,882)
                                                                                             ----------
      Net unrealized gain                                                                    $4,301,961
                                                                                             ==========

(b) At December 31, 2002, the Fund had a net capital loss carryforward of $6,305,662 which will expire between 2007 and 2010 if not utilized.

    Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2002 aggregated $42,981,971 and $32,267,349, respectively.

   The accompanying notes are an integral part of these financial statements.
12

Pioneer Real Estate Shares
BALANCE SHEET 12/31/02

ASSETS:
  Investment in securities, at value (including securities
   loaned of $4,522,217) (cost $80,779,279)                   $86,076,532
  Cash                                                          2,570,320
  Receivables -
   Fund shares sold                                                56,716
   Dividends and interest                                         610,999
                                                              ------------
     Total assets                                             $89,314,567
                                                              ------------
LIABILITIES:
  Payables -
   Fund shares repurchased                                    $   340,227
   Upon return of securities loaned                             4,650,530
  Due to affiliates                                               133,251
  Accrued expenses                                                 65,723
                                                              ------------
     Total liabilities                                        $ 5,189,731
                                                              ------------
NET ASSETS:
  Paid-in capital                                             $85,937,963
  Accumulated undistributed net investment income                 190,574
  Accumulated net realized loss on investments                 (7,300,954)
  Net unrealized gain on investments                            5,297,253
                                                              ------------
     Total net assets                                         $84,124,836
                                                              ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $44,903,636/2,935,428 shares)             $     15.30
                                                              ============
  Class B (based on $28,121,225/1,853,487 shares)             $     15.17
                                                              ============
  Class C (based on $7,428,982/488,722 shares)                $     15.20
                                                              ============
  Class Y (based on $3,670,993/240,460 shares)                $     15.27
                                                              ============
MAXIMUM OFFERING PRICE:
  Class A ($15.30[divided by]94.25%)                          $     16.23
                                                              ============
  Class C ($15.20[divided by]99.0%)                           $     15.35
                                                              ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares
STATEMENT OF OPERATIONS

For the Year Ended 12/31/02

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $521)        $4,649,437
  Interest                                                     67,654
  Income from securities loaned, net                            4,336
                                                           ----------
       Total investment income                                           $  4,721,427
                                                                         ------------
EXPENSES:
  Management fees                                          $  705,763
  Transfer agent fees
   Class A                                                    153,445
   Class B                                                    110,512
   Class C                                                     31,538
   Class Y                                                        593
  Distribution fees
   Class A                                                    110,925
   Class B                                                    328,405
   Class C                                                     80,684
  Custodian fees                                               25,353
  Registration fees                                            83,030
  Professional fees                                            39,168
  Printing fees                                                39,138
  Administrative fees                                          37,500
  Fees and expenses of nonaffiliated trustees                   6,193
  Miscellaneous                                                 6,524
                                                           ----------
     Total expenses                                                      $  1,758,771
     Less fees paid indirectly                                                 (3,237)
                                                                         ------------
     Net expenses                                                        $  1,755,534
                                                                         ------------
       Net investment income                                             $  2,965,893
                                                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                       $  3,534,194
  Change in net unrealized gain (loss) on investments                      (6,269,519)
                                                                         ------------
   Net loss on investments                                               $ (2,735,325)
                                                                         ------------
   Net increase in net assets resulting from operations                  $    230,568
                                                                         ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares
STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended 12/31/02 and 12/31/01, respectively

                                                             Year              Year
                                                            Ended             Ended
                                                           12/31/02          12/31/01
FROM OPERATIONS:
Net investment income                                    $ 2,965,893       $ 3,154,548
Net realized gain on investments                           3,534,194         4,993,456
Change in net unrealized gain (loss) on investments       (6,269,519)       (3,296,675)
                                                         -----------       -----------
   Net increase in net assets resulting from opera-
     tions                                               $   230,568       $ 4,851,329
                                                         -----------       -----------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.65 and $0.74 per share, respectively)     $(1,850,041)      $(1,935,490)
   Class B ($0.53 and $0.62 per share, respectively)      (1,102,867)       (1,276,363)
   Class C ($0.52 and $0.64 per share, respectively)        (276,969)         (248,350)
   Class Y ($0.74 and $0.81 per share, respectively)        (147,486)          (72,800)
                                                         -----------       -----------
     Total distributions to shareowners                  $(3,377,363)      $(3,533,003)
                                                         -----------       -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $56,130,051       $25,516,350
Reinvestment of distributions                              2,856,732         2,888,147
Cost of shares repurchased                               (50,162,172)      (37,725,668)
                                                         -----------       -----------
   Net increase (decrease) in net assets resulting
     from fund share transactions                        $ 8,824,611       $(9,321,171)
                                                         -----------       -----------
   Net increase (decrease) in net assets                 $ 5,677,816       $(8,002,845)
NET ASSETS:
Beginning of year                                         78,447,020        86,449,865
                                                         -----------       -----------
End of year (including accumulated undistributed net
  investment income of $190,574 and $184,461,
  respectively)                                          $84,124,836       $78,447,020
                                                         ===========       ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares
STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)

For the Years Ended 12/31/02 and 12/31/01, respectively

                                     '02 Shares        '02 Amount         '01 Shares        '01 Amount
CLASS A
Shares sold                           1,589,375     $25,219,955              780,473     $11,885,700
Reinvestment of distributions           104,380       1,655,498              116,903       1,731,191
Less shares repurchased              (1,311,752)    (20,085,837)          (1,211,749)    (18,261,450)
                                     ----------     -----------           ----------     -----------
   Net increase (decrease)              382,003     $ 6,789,616             (314,373)    $(4,644,559)
                                     ==========     ===========           ==========     ===========
CLASS B
Shares sold                           1,262,820     $20,177,940              587,570     $ 8,917,626
Reinvestment of distributions            53,916         851,204               61,471         904,280
Less shares repurchased              (1,475,871)    (22,257,992)          (1,035,479)    (15,373,595)
                                     ----------     -----------           ----------     -----------
   Net decrease                        (159,135)    $(1,228,848)            (386,438)    $(5,551,689)
                                     ==========     ===========           ==========     ===========
CLASS C
Shares sold                             573,021     $ 9,117,393              205,774     $ 3,145,631
Reinvestment of distributions            14,085         222,382               12,219         179,876
Less shares repurchased                (500,057)     (7,470,836)            (235,934)     (3,530,088)
                                     ----------     -----------           ----------     -----------
   Net increase (decrease)               87,049     $ 1,868,939              (17,941)    $  (204,581)
                                     ==========     ===========           ==========     ===========
CLASS Y
Shares sold                             102,295     $ 1,614,763              105,927     $ 1,567,393
Reinvestment of distributions             8,068         127,648                4,889          72,800
Less shares repurchased                 (23,013)       (347,507)             (37,404)       (560,535)
                                     ----------     -----------           ----------     -----------
   Net increase                          87,350     $ 1,394,904               73,412     $ 1,079,658
                                     ==========     ===========           ==========     ===========

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
Pioneer Real Estate Shares


                                                               Year Ended     Year Ended   Year Ended   Year Ended   Year Ended
CLASS A                                                         12/31/02       12/31/01     12/31/00     12/31/99     12/31/98
Net asset value, beginning of year                             $  15.38        $ 15.04      $ 12.18      $ 13.46      $  17.81
                                                               --------        -------      -------      -------      --------
Increase (decrease) from investment operations:
 Net investment income                                         $   0.57        $  0.38      $  0.64      $  0.65      $   0.56
 Net realized and unrealized gain (loss) on investments           (0.00)(a)       0.70         2.86        (1.28)        (4.05)
                                                               --------        -------      -------      -------      --------
   Net increase (decrease) from investment operations          $   0.57        $  1.08      $  3.50      $ (0.63)     $  (3.49)
Distributions to shareowners:
 Net investment income                                            (0.65)         (0.74)       (0.50)       (0.60)        (0.51)
 Net realized gain                                                    -              -            -            -         (0.27)
 Tax return of capital                                                -              -        (0.14)       (0.05)        (0.08)
                                                               --------        -------      -------      -------      --------
Net increase (decrease) in net asset value                     $  (0.08)       $  0.34      $  2.86      $ (1.28)     $  (4.35)
                                                               --------        -------      -------      -------      --------
Net asset value, end of year                                   $  15.30        $ 15.38      $ 15.04      $ 12.18      $  13.46
                                                               ========        =======      =======      =======      ========
Total return*                                                      3.58%          7.47%       29.31%       (4.70)%      (19.77)%
Ratio of net expenses to average net assets+                       1.67%          1.58%        1.65%        1.69%         1.69%
Ratio of net investment income to average net assets+              3.70%          4.31%        4.56%        4.45%         3.29%
Portfolio turnover rate                                              39%            37%          25%          39%           11%
Net assets, end of year (in thousands)                         $ 44,904        $39,263      $43,129      $40,113      $ 67,619
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                      1.67%          1.58%        1.65%        1.83%         1.69%
 Net investment income                                             3.70%          4.31%        4.56%        4.31%         3.29%
Ratios with waiver of management fees by PIM and reduction
 for fees paid indirectly:
 Net expenses                                                      1.67%          1.57%        1.63%        1.67%         1.67%
 Net investment income                                             3.70%          4.32%        4.58%        4.47%         3.31%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
(a) Amount rounds to less than one cent per share.

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
Pioneer Real Estate Shares

                                                             Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
CLASS B                                                       12/31/02    12/31/01     12/31/00     12/31/99     12/31/98
Net asset value, beginning of year                            $ 15.25     $ 14.94      $ 12.11      $ 13.38      $  17.70
                                                              -------     -------      -------      -------      --------
Increase (decrease) from investment operations:
 Net investment income                                        $  0.43     $  0.54      $  0.52      $  0.52      $   0.45
 Net realized and unrealized gain (loss) on investments         (0.02)       0.39         2.87        (1.25)        (4.03)
                                                              -------     -------      -------      -------      --------
   Net increase (decrease) from investment operations         $  0.45     $  0.93      $  3.39      $ (0.73)     $  (3.58)
Distributions to shareowners:
 Net investment income                                          (0.53)      (0.62)       (0.43)       (0.49)        (0.42)
 Net realized gain                                                  -           -            -            -         (0.27)
 Tax return of capital                                              -           -        (0.13)       (0.05)        (0.05)
                                                              -------     -------      -------      -------      --------
Net increase (decrease) in net asset value                    $ (0.08)    $  0.31      $  2.83      $ (1.27)     $  (4.32)
                                                              -------     -------      -------      -------      --------
Net asset value, end of year                                  $ 15.17     $ 15.25      $ 14.94      $ 12.11      $  13.38
                                                              =======     =======      =======      =======      ========
Total return*                                                    2.84%       6.42%       28.50%       (5.45)%      (20.36)%
Ratio of net expenses to average net assets+                     2.40%       2.36%        2.39%        2.45%         2.45%
Ratio of net investment income to average net assets+            2.90%       3.50%        3.82%        3.75%         2.77%
Portfolio turnover rate                                            39%         37%          25%          39%           11%
Net assets, end of year (in thousands)                        $28,121     $30,699      $35,848      $33,069      $ 55,407
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                    2.40%       2.36%        2.39%        2.59%         2.45%
 Net investment income                                           2.90%       3.50%        3.82%        3.61%         2.77%
Ratios with waiver of management fees by PIM and reduction
 for fees paid indirectly:
 Net expenses                                                    2.40%       2.36%        2.38%        2.44%         2.44%
 Net investment income                                           2.90%       3.50%        3.83%        3.76%         2.78%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
Pioneer Real Estate Shares

                                                               Year Ended     Year Ended   Year Ended   Year Ended   Year Ended
CLASS C                                                         12/31/02       12/31/01     12/31/00     12/31/99     12/31/98
Net asset value, beginning of period                           $  15.28        $ 14.96      $ 12.12      $ 13.37      $  17.70
                                                               --------        -------      -------      -------      --------
Increase (decrease) from investment operations:
 Net investment income                                         $   0.44        $  0.55      $  0.51      $  0.52      $   0.45
 Net realized and unrealized gain (loss) on investments           (0.00)(a)       0.41         2.87        (1.24)        (4.04)
                                                               --------        -------      -------      -------      --------
   Net increase (decrease) from investment operations          $   0.44        $  0.96      $  3.38      $ (0.72)     $  (3.59)
Distributions to shareowners:
 Net investment income                                            (0.52)         (0.64)       (0.42)       (0.48)        (0.42)
 Net realized gain                                                    -              -            -            -         (0.27)
 Tax return of capital                                                -              -        (0.12)       (0.05)        (0.05)
                                                               --------        -------      -------      -------      --------
Net increase (decrease) in net asset value                     $  (0.08)       $  0.32      $  2.84      $ (1.25)     $  (4.33)
                                                               --------        -------      -------      -------      --------
Net asset value, end of period                                 $  15.20        $ 15.28      $ 14.96      $ 12.12      $  13.37
                                                               ========        =======      =======      =======      ========
Total return*                                                      2.79%          6.63%       28.42%       (5.41)%      (20.38)%
Ratio of net expenses to average net assets+                       2.46%          2.28%        2.40%        2.52%         2.41%
Ratio of net investment income to average net assets+              2.95%          3.57%        3.78%        3.63%         2.67%
Portfolio turnover rate                                              39%            37%          25%          39%           11%
Net assets, end of period (in thousands)                       $  7,429        $ 6,136      $ 6,276      $ 6,566      $ 12,735
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                      2.46%          2.28%        2.40%        2.66%         2.41%
 Net investment income                                             2.95%          3.57%        3.78%        3.49%         2.67%
Ratios with waiver of management fees by PIM and reduction
 for fees paid indirectly:
 Net expenses                                                      2.46%          2.27%        2.38%        2.51%         2.40%
 Net investment income                                             2.95%          3.58%        3.80%        3.64%         2.68%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
(a) Amount rounds to less than one cent per share.

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
Pioneer Real Estate Shares

                                                              Year Ended     Year Ended   Year Ended   Year Ended    4/9/98 to
CLASS Y (a)                                                    12/31/02       12/31/01     12/31/00     12/31/99      12/31/98
Net asset value, beginning of period                           $  15.35        $ 15.01      $ 12.16      $ 13.46      $  17.52
                                                               --------        -------      -------      -------      --------
Increase (decrease) from investment operations:
 Net investment income                                         $   0.66        $  0.63      $  0.72      $  0.70      $   0.47
 Net realized and unrealized gain (loss) on investments           (0.00)(b)       0.52         2.84        (1.25)        (3.76)
                                                               --------        -------      -------      -------      --------
   Net increase (decrease) from investment operations          $   0.66        $  1.15      $  3.56      $ (0.55)     $  (3.29)
Distributions to shareowners:
 Net investment income                                            (0.74)         (0.81)       (0.55)       (0.70)        (0.44)
 Net realized gain                                                    -              -            -            -         (0.27)
 Tax return of capital                                                -              -        (0.16)       (0.05)        (0.06)
                                                               --------        -------      -------      -------      --------
Net increase (decrease) in net asset value                     $  (0.08)       $  0.34      $  2.85      $ (1.30)     $  (4.06)
                                                               --------        -------      -------      -------      --------
Net asset value, end of period                                 $  15.27        $ 15.35      $ 15.01      $ 12.16      $  13.46
                                                               ========        =======      =======      =======      ========
Total return*                                                      4.21%          8.00%       29.99%       (4.10)%      (18.78)%
Ratio of net expenses to average net assets+                       1.10%          1.12%        1.02%        1.10%         1.21%**
Ratio of net loss to average net assets+                           4.39%          4.36%        5.16%        5.14%         4.31%**
Portfolio turnover rate                                              39%            37%          25%          39%           11%**
Net assets, end of period (in thousands)                       $  3,671        $ 2,349      $ 1,196      $   907      $  1,362
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                      1.10%          1.12%        1.02%        1.24%         1.21%**
 Net investment income                                             4.39%          4.36%        5.16%        5.00%         4.31%**
Ratios with waiver of management fees by PIM and reduction
 for fees paid indirectly:
 Net expenses                                                      1.10%          1.11%        1.02%        1.10%         1.21%**
 Net investment income                                             4.39%          4.37%        5.16%        5.14%         4.31%**

(a) Class Y shares were first publicly offered on April 9, 1998.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.
(b) Amount rounds to less than one cent per share.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares
NOTES TO FINANCIAL STATEMENTS 12/31/02

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

The Fund offers four classes of shares - Class A, Class B, Class C, and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

A. Security Valuation

    Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the

Pioneer Real Estate Shares
NOTES TO FINANCIAL STATEMENTS 12/31/02                               (continued)

    ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded soon as the Fund is informed of the ex-dividend data in exercise of reasonable diligence. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

    Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

Pioneer Real Estate Shares

    A portion of the dividend income recorded by the Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Fund as a reduction of the cost basis of the securities held.

    The tax character of distributions paid during the year ended December 31, 2002 and 2001 were as follows:

                                  2002               2001
--------------------------------------------------------------------------------
  Distributions paid from:
   Ordinary income            $ 3,377,363*       $ 3,533,003*
   Long-term capital gain               -                  -
                              -----------        -----------
   Total                      $ 3,377,363*       $ 3,533,003*
                              -----------        -----------
--------------------------------------------------------------------------------

    * Included in the Fund's distributions from ordinary income for the years ended December 31, 2002 and December 31, 2001 is $993,124 and $990,405,
        respectively in excess of investment company taxable income, which in accordance with applicable U.S. tax law, is taxable to shareowners as ordinary income distributions.

    The following shows components of distributable earnings on a federal income tax basis at December 31, 2002. These amounts do not include the capital loss carryforward.

                                        2002
--------------------------------------------------------------------------------
  Undistributed ordinary income     $        -
  Undistributed long-term gain               -
  Unrealized appreciation            4,301,961
                                    ----------
  Total                             $4,301,961
--------------------------------------------------------------------------------

    The difference between book basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

Pioneer Real Estate Shares
NOTES TO FINANCIAL STATEMENTS 12/31/02                               (continued)

    At December 31, 2002 the Fund has reclassified $457,583 to increase accumulated undistributed net investment income, $534,873 to decrease accumulated realized loss on investments and $952,456 to decrease paid in capital. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

C.  Fund Shares

    The Fund records sales and repurchases of its shares on trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano). PFD earned $21,001 in underwriting commissions on the sale of Fund shares during the year ended December 31, 2002.

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class C can bear different transfer agent and distribution fees.

E.  Security Lending

    The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income

Pioneer Real Estate Shares

    in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned and records unrealized gains or losses in the fair value of the securities loaned that may occur during the term of the loan. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of cash collateral at period end is disclosed on the balance sheet. The Fund invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2002, $65,747 was payable to PIM related to management fees, administrative and certain other services.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $24,023 in transfer agent fees payable to PIMSS at December 31, 2002.

4. Distribution Plans

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a

Pioneer Real Estate Shares
NOTES TO FINANCIAL STATEMENTS 12/31/02                               (continued)

0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $43,481 in distribution fees payable to PFD at December 31, 2002.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended December 31, 2002, CDSCs in the amount of $62,625 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 2002, the Fund's expenses were reduced by $3,237 under such arrangements.

6. Line of Credit Facility

The Fund along with certain other funds in the Pioneer Family of Funds (the Funds) collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended December 31, 2002, the Fund had no borrowings under this agreement.

Pioneer Real Estate Shares

7. Restatement Adjustment

The Fund has reclassified $990,405 of 2001 distributions previously reported as distributions from capital to distributions paid from net investment income. This reclassification has no effect on the Fund's net asset value per share or its net assets reported for that year-end. Further, the tax footnote (Note 1) discussing distributions paid on a tax basis has been updated to reflect this change. No other changes result from this reclassification.

8. Change in Independent Auditors

On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Fund. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Fund for the past fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year and through April 1, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The Fund, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

Pioneer Real Estate Shares
REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareowners of Pioneer Real Estate Shares:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Real Estate Shares (the "Fund") as of December 31, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the four years in the period then ended were audited by other auditors who have ceased operations and whose report dated February 15, 2002 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares at December 31, 2002, and the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed above, the financial statements of the Pioneer Real Estate Shares as of December 31, 2001 and for the year then ended were audited by other auditors who have ceased operations. As described in Note 7, in 2002 certain distributions to shareowners for the year ended December 31, 2001 were reclassified. We audited the reclassifications reflected in the 2001 financial statements. Our procedures included testing the computation of the Fund's tax character of the reclassified distributions for the year ended December 31, 2001. In our opinion, such reclassifications are appropriate and have been properly applied. However, we were not engaged to audit, review or apply any procedures to the 2001 financial statements of the Fund other than with respect to such reclassifications and, accordingly, we do not express an opinion or any other form of assurance on the 2001 financial statements taken as a whole.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 18, 2003

Pioneer Real Estate Shares
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

INTERESTED TRUSTEES

Name, Age and Address            Position Held With the Fund   Term of Office/Length of Service
 John F. Cogan, Jr. (76)*        Chairman of the Board,        Trustee since 1995.
                                 Trustee and President         Serves until retirement or removal.

*Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment adviser and certain of its affiliates.
--------------------------------------------------------------------------------

Daniel T. Geraci (45)**          Trustee and                   Trustee since October, 2001.
                                 Executive Vice President      Serves until retirement or removal.

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment adviser and certain of its affiliates.

INDEPENDENT TRUSTEES

Name, Age and Address            Position Held With the Fund   Term of Office/Length of Service
Mary K. Bush (54)                Trustee                       Trustee since 1997.
3509 Woodbine Street,                                          Serves until retirement or removal.
Chevy Chase, MD 20815
--------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D. (76)     Trustee                       Trustee since 1995.
Boston University Healthcare                                   Serves until retirement or removal.
Entrepreneurship Program,
53 Bay State Road,
Boston, MA 02215
--------------------------------------------------------------------------------------------------
Margaret B.W. Graham (55)        Trustee                       Trustee since 1995.
1001 Sherbrooke Street West,                                   Serves until retirement or removal.
Montreal, Quebec, Canada
--------------------------------------------------------------------------------------------------
Marguerite A. Piret (54)         Trustee                       Trustee since 1995.
One Boston Place, 28th Floor,                                  Serves until retirement or removal.
Boston, MA 02108
--------------------------------------------------------------------------------------------------

Principal Occupation During Past Five Years                    Other Directorships Held by this Trustee
Deputy Chairman and a Director of Pioneer Global Asset         Director of Harbor Global Company,
Management S.p.A. ("PGAM"); Non-Executive Chairman             Ltd.
and a Director of Pioneer Investment Management USA
Inc. ("PIM-USA"); Chairman and a Director of Pioneer and
the various Momentum Funds; Director, Pioneer
Alternative Investments; Director and Chairman of the
Supervisory Board of Pioneer Czech Investment Company,
a.s.; President of all of the Pioneer Funds; and Of Counsel
(since 2000, partner prior to 2000), Hale and Dorr LLP
(counsel to PIM-USA and the Pioneer Funds)
--------------------------------------------------------------------------------------------------
Director and CEO-US of PGAM since November 2001;               None
Director, Chief Executive Officer and President of
PIM-USA since October 2001; Director of Pioneer
Investment Management Shareholder Services, Inc.
("PIMSS") since October 2001; President and a
Director of Pioneer and Pioneer Funds Distributor, Inc.
("PFD") (Chairman) since October 2001; Executive Vice
President of all of the Pioneer Funds since October
2001; President of Fidelity Private Wealth Management
Group from 2000 through October 2001; and Executive
Vice President-Distribution and Marketing of Fidelity
Investments Institutional Services and Fidelity
Investments Canada Ltd. prior to 2000

Principal Occupation During Past Five Years                   Other Directorships Held by this Trustee
 President, Bush International (international financial       Director and/or Trustee of Brady
 advisory firm)                                               Corporation (industrial identification
                                                              and specialty coated material products
                                                              manufacturer), Mortgage Guaranty
                                                              Insurance Corporation, R.J. Reynolds
                                                              Tobacco Holdings, Inc. (tobacco) and
                                                              Student Loan Marketing Association
                                                              (secondary marketing of student loans)
--------------------------------------------------------------------------------------------------
Alexander Graham Bell Professor of Health Care                None
Entrepreneurship, Boston University; Professor
of Management, Boston University School of
Management; Professor of Public Health, Boston
University School of Public Health; Professor of Surgery,
Boston University School of Medicine; and University
Professor, Boston University
--------------------------------------------------------------------------------------------------
Founding Director, The Winthrop Group, Inc. (consulting       None
firm); Professor of Management, Faculty of Management,
McGill University
--------------------------------------------------------------------------------------------------
President and Chief Executive Officer, Newbury, Piret &       None
Company, Inc. (investment banking firm)
--------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

Name, Age and Address      Position Held With the Fund   Term of Office/Length of Service
Stephen K. West (74)       Trustee                       Trustee since 1995.
125 Broad Street,                                        Serves until retirement or removal.
New York, NY 10004
--------------------------------------------------------------------------------------------
John Winthrop (66)         Trustee                       Trustee since 1995.
One North Adgers Wharf,                                  Serves until retirement or removal.
Charleston, SC 29401

FUND OFFICERS

Name, Age and Address      Position Held With the Fund   Term of Office/Length of Service
Joseph P. Barri (56)       Secretary                     Since 1995.
                                                         Serves at the discretion of Board.
--------------------------------------------------------------------------------------------
Dorothy E. Bourassa (55)   Assistant Secretary           Since November, 2000.
                                                         Serves at the discretion of Board.
--------------------------------------------------------------------------------------------
Vincent Nave (57)          Treasurer                     Since November, 2000.
                                                         Serves at the discretion of Board.
--------------------------------------------------------------------------------------------
Luis I. Presutti (37)      Assistant Treasurer           Since November, 2000.
                                                         Serves at the discretion of Board.
--------------------------------------------------------------------------------------------
Gary Sullivan (44)         Assistant Treasurer           Since May, 2002.
                                                         Serves at the discretion of Board.
--------------------------------------------------------------------------------------------
Alan Janson (31)           Assistant Treasurer           Since July, 2002.
                                                         Serves at the discretion of Board.
--------------------------------------------------------------------------------------------

                                                    Other Directorships Held by this
Principal Occupation During Past Five Years         Trustee
Senior Counsel, Sullivan & Cromwell (law firm)      Director, The Swiss Helvetia
                                                    Fund, Inc. (closed-end investment
                                                    company), and AMVESCAP PLC
                                                    (investment managers)
-------------------------------------------------------------------------------------
 President, John Winthrop & Co., Inc.               None
 (private investment firm)

                                                                   Other Directorships Held by this
Principal Occupation During Past Five Years                        Trustee
Partner, Hale and Dorr LLP; Secretary of all of the Pioneer        None
----------------------------------------------------------------------------------------------------
Funds
Secretary of PIM-USA: Senior Vice President-Legal of               None
Pioneer; and Secretary/Clerk of most of PIM-USA's
subsidiaries since October 2000; Assistant Secretary of all of the Pioneer Funds since November 2000; Senior Counsel,
Assistant Vice President and Director of Compliance of PIM-
USA from April 1998 through October 2000; Vice President
and Assistant General Counsel, First Union Corporation from
December 1996 through March 1998
----------------------------------------------------------------------------------------------------
Vice President-Fund Accounting, Administration and Custody         None
Services of Pioneer (Manager from September 1996 to
February 1999); and Treasurer of all of the Pioneer Funds
(Assistant Treasurer from June 1999 to November 2000)
----------------------------------------------------------------------------------------------------
Assistant Vice President-Fund Accounting, Administration           None
and Custody Services of Pioneer (Fund Accounting Manager
from 1994 to 1999); and Assistant Treasurer of all of the
Pioneer Funds since November 2000
----------------------------------------------------------------------------------------------------
Fund Accounting Manager-Fund Accounting, Administration            None
and Custody Services of Pioneer; and Assistant Treasurer of
all of the Pioneer Funds since May 2002
----------------------------------------------------------------------------------------------------
Manager, Valuation Risk and Information Technology-Fund            None
Accounting, Administration and Custody Services of Pioneer
since March 2002; and Assistant Treasurer of all of the
Pioneer Funds since July 2002; Manager, Valuation Risk and
Performance Reporting of Pioneer from June 2000 to
February 2002; Member of Pioneer Pricing Group from
1996 to 2000 (promoted to Manager in 1998)
----------------------------------------------------------------------------------------------------

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Accounts (IRAs)

Traditional IRA*
For anyone under age 70-1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*
Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans

Uni-K Plan*
A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan*
Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*
The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

403(b) Plan*
Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA
The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan
Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan
Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

Money Purchase Pension Plan (MPP)
Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

Defined Benefit Pension Plan
Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 10-digit account number, your three-digit fund number and your four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[LOGO] PIONEER INVESTMENTS(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

                                                                   12958-00-0203
                                        (C) 2003 Pioneer Funds Distributor, Inc.
                                Underwriter of Pioneer mutual funds, Member SIPC
                                       [RECYCLED ICON] Printed on Recycled Paper